UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2005

MathStar, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-51560	41-1881957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5900 Green Oak Drive, Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (952) 746-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 — Entry into a Material Definitive Agreement

(a)          On December 5, 2005, MathStar, Inc. (the “Company”) entered into Amendment No. 2 To Strategic Partnership Agreement with Valley Technologies, Inc. (“VTI”). The amendment clarifies the definition of “Design Wins” and adds a definition of “VTI FPOA Algorithm Port,” clarifies the terms of warrants issued to Gerald Petrole, the President and Chief Executive Officer of VTI, and amends the royalty to be paid by VTI to the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(b)         Exhibits.  The following exhibit is being filed as part of this Report:

10.1        Amendment No. 2 to Strategic Partnership Agreement dated December 5, 2005 by and among the Company, VTI and Gerald Petrole.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MathStar, Inc.

Date: December 5, 2005.
	By	/s/ James W. Cruckshank
James W. Cruckshank
Vice President of Administration and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Amendment No. 2 to Strategic Partnership Agreement dated December 5, 2005 by and among the Company, VTI and Gerald Petrole.